EXHIBIT H
TO LOAN AGREEMENT

SECURITY AGREEMENT

THIS SECURITY AGREEMENT is dated as of October 13, 2011, by ADVANCED MICROSENSORS CORPORATION, a New York corporation with a place of business at 333 South Street, Shrewsbury, Massachusetts 01545 (the “Company”) in favor of MASSACHUSETTS DEVELOPMENT FINANCE AGENCY, a body corporate and politic created under and acting pursuant to authority derived from Chapter 23G of the Massachusetts General Laws (the “Lender”).

WHEREAS, the Company and the Lender are parties to that certain Loan Agreement dated of even date herewith (as amended and modified from time to time, the “Loan Agreement”);

WHEREAS, it is a condition precedent to the Lender’s making any loans or otherwise extending credit to the Company that the Company execute and deliver to the Lender a security agreement in substantially the form hereof;

WHEREAS, the Company wishes to grant security interests in favor of the Lender as herein provided; and

NOW, THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS.  All capitalized terms used herein without definitions shall have the meanings provided therefore in the Loan Agreement.  The term “State”, as used herein, means the Commonwealth of Massachusetts.  All terms defined in the Uniform Commercial Code of the State and used herein, and not defined in the Loan Agreement, shall have the same definitions herein as specified in the Uniform Commercial Code of the State.  However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9.  Notwithstanding any provision contained herein or elsewhere to the contrary, the terms “Obligations,” “Assets,” “Borrower’s Intellectual Property” and “Intellectual Property,” as used herein, shall have the meanings given them in the Loan Agreement.  The occurrence of an Event of Default under the Loan Agreement will constitute an Event of Default hereunder.

2. GRANT OF SECURITY INTEREST.  To secure the prompt payment in full when due, whether at stated maturity, by mandatory prepayment, declaration, acceleration, demand, or otherwise (including payment of amounts that would become due but for filing of a petition under any Debtor Relief Law) and performance of the Obligations, Company hereby assigns and pledges to Lender all of its rights, title and interest in, and grants to Lender a continuing security interest in all Assets of the Company, including certain Manufacturing Equipment listed on Schedule A attached to this Agreement, as from time to time amended, together with all policies and certificates of insurance covering such equipment, all insurance proceeds in connection with such equipment, and all proceeds, accounts, and products of any of the foregoing, but specifically excluding Borrower’s Intellectual Property and certain equipment acquired after the date hereof financed by seller financing or capital lease financing, all as defined in the Loan Agreement
(collectively the “Collateral”).  Notwithstanding the foregoing, Lender shall permit Company to allow a first priority security interest on Company’s receivables and inventory in connection with loans entered into by Company for working capital purposes.

3. AUTHORIZATION TO FILE FINANCING STATEMENTS.  The Company hereby irrevocably authorizes the Lender at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral as being of an equal or lesser scope or with greater detail and (b) contain any other information required by Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether the Company is an organization, the type of organization and any organization identification number issued to the Company and, (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates.  The Company agrees to furnish any such information to the Lender promptly upon request.  The Company also ratifies its authorization for the Lender to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

4. OTHER ACTIONS.  The Company further agrees to take any other action reasonably requested by the Lender to ensure the attachment, perfection and first priority of, and the ability of the Lender to enforce, the Lender’s security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, (b) causing the Lender’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender’s security interest in such Collateral, (c) holding its books and records relating to the Collateral segregated from all the Company’s other books and records in a manner reasonably satisfactory to the Lender, (d) delivering to the Lender from time to time promptly at its request, copies of invoices, documents of title, contracts, chattel paper, instruments and any other writings relating thereto, and other evidence of performance of contracts, or evidence of shipment or delivery of the merchandise or of the rendering of services, (e) delivering to the Lender promptly at the Lender’s reasonable request from time to time additional copies of any or all of such papers or writings and such other information with respect to any of the Collateral and such other writings as the Lender may in its reasonable discretion deem to be necessary or effectual to evidence the Lender’s security interest in the Collateral, (f) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Lender to enforce, the Lender’s security interest in such Collateral, (g) obtaining necessary governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (h) obtaining waivers from mortgagees and landlords in form and substance satisfactory to the Lender, and (i) taking all actions required by the Uniform Commercial Code of State or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

5. RELATION TO OTHER SECURITY DOCUMENTS.  The provisions of this Agreement supplement the provisions of any existing security agreements, granted by the Company to the Lender and securing the payment and performance of any of the Obligations.  Nothing contained in any such documents shall derogate from any of the rights or remedies of the Lender hereunder.

6. REPRESENTATIONS AND WARRANTIES CONCERNING COMPANY’S LEGAL STATUS. The Company has previously delivered to the Lender a certificate signed by the Company and entitled “Perfection Certificate” (the “Perfection Certificate”).  The Company represents and warrants to the Lender as follows:  (a) the Company’s exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Company is an organization of the type, and is organized in the jurisdiction, set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Company’s organization identification number or accurately states that the Company has none, (d) the Perfection Certificate accurately sets forth the Company’s place of business or, if more than one, its chief executive office as well as the Company’s mailing address if different, and (e) all other information set forth on the Perfection Certificate pertaining to the Company is accurate and complete.

7. COVENANTS CONCERNING COMPANY’S LEGAL STATUS.  The Company covenants with the Lender as follows: (a) without providing at least 30 days prior written notice to the Lender, the Company will not change its name, its place of business or, if more than one, its chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Company does not have an organizational identification number and later obtains one, the Company shall forthwith notify the Lender of such organizational identification number, and (c) the Company will not change its type of organization, jurisdiction of organization or other legal structure.

8. REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL, ETC.  The Company further represents and warrants to the Lender as follows: (a) the Company is (and as to the Collateral acquired after the date hereof will be) the owner of the Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and the Permitted Liens, (b) to its knowledge, none of the Collateral constitutes, or is the proceeds of, “farm products” as defined in the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) to its knowledge, the Company has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (e) to its knowledge all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete in all material respects.

9. COVENANTS CONCERNING COLLATERAL, ETC.  The Company further covenants with the Lender as follows: (a) the Collateral will be kept at those locations listed on the Perfection Certificate and the Company will not (except for obsolete Collateral disposed of and/or otherwise substituted by the Lender) remove the Collateral from such location, without providing at least 30 days prior written notice to the Lender, (b) except for the security interest herein granted, existing liens in favor of the Lender and the Permitted Liens, the Company shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Lender, (c) except for the Permitted Liens, the Company shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Lender, (d) the Company will keep the Collateral throughout its useful life, reasonable wear and tear excepted, and will not knowingly use the same in violation of law or any policy of insurance thereon, (e) the Company will permit the Lender, or its designee, to inspect the Collateral at any reasonable time during normal business hours upon reasonable advance notice, wherever located, (f) subject to the provisions of the Loan Agreement, the Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection with this Agreement, (g) the Company will continue to operate its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances, and (h) the Company will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein in violation of the terms of the Loan Agreement.

10. INSURANCE.

10.1. MAINTENANCE OF INSURANCE.  The Company will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas.  Such insurance shall be in such minimum amounts that the Company will not be deemed a coinsurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Lender.  In addition, the Lender shall be listed as a loss payee.  Without limiting the foregoing, the Company will (i) keep all of its physical property insured with casualty or physical hazard insurance on an “all risks” basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an “agreed amount” clause in an amount equal to 100 percent of the full replacement cost of such property, (ii) maintain all such workers’ compensation or similar insurance as may be required by law, and (iii) maintain, in amounts equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Company; business interruption insurance; and product liability insurance.

10.2. INSURANCE PROCEEDS.  The proceeds of casualty insurance which are specifically related to any casualty loss of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby: (i) so long as no Event of Default has occurred and to the extent that the amount of such proceeds is less than One Million Dollars ($1,000,000), be disbursed to the Company for direct application by the Company solely to the repair or replacement of the Company’s property so damaged or destroyed, subject to the terms of the Lease, and (ii) in all other circumstances, subject to terms of the Lease, be held by the Lender as cash collateral for the Obligations and/or applied to the Obligations.  The Lender may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Lender may reasonably prescribe, for direct application by the Company solely to the repair or replacement of the Company’s property so damaged or destroyed, or the Lender may apply all or any part of such proceeds to the Obligations.  In the event any casualty loss of the Collateral exceeds Two Hundred and Fifty Dollars ($250,000), Company shall promptly notify Lender and shall work with Lender to repair or replace such damaged property in a commercially reasonable manner.

10.3. NOTICE OF CANCELLATION, ETC.  All policies of insurance shall provide for at least thirty (30) days prior written cancellation notice to the Lender.  In the event of failure by the Company to provide and maintain insurance as herein provided, the Lender may, at its option, provide such insurance and charge the amount thereof to the Company.  The Company shall furnish the Lender with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

11. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

11.1. EXPENSES INCURRED BY LENDER.  In its discretion, the Lender may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral following the Company’s failure to discharge such taxes or other encumbrances, make repairs thereto, maintain the Collateral and pay any necessary filing fees or, if the Company fails to do so, insurance premiums.  The Company agrees to reimburse the Lender on demand for any and all expenditures so made.  The Lender shall have no obligation to the Company to make any such expenditures, nor shall the making thereof relieve the Company of any default.

11.2. LENDER’S OBLIGATIONS AND DUTIES.  Anything herein to the contrary notwithstanding, the Company shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Company thereunder.  The Lender shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Lender of any payment relating to any of the Collateral, nor shall the Lender be obligated in any manner to perform any of the obligations of the Company under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Lender in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Lender or to which the Lender may be entitled at any time or times.  The Lender’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Lender deals with similar property for its own account.

12. POWER OF ATTORNEY.

12.1. APPOINTMENT AND POWERS OF LENDER.  The Company hereby irrevocably constitutes and appoints the Lender and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Company or in the Lender’s own name, for the purpose of carrying out the terms of this Agreement following a default, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Company, without notice to or assent by the Company, to do the following:  (a) during the pendency of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Lender were the absolute owner thereof for all purposes, and to do at the Company’s expense, at any time, or from time to time, all acts and things which the Lender deems necessary or advisable to protect, preserve or realize upon the Collateral and the Lender’s security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Company might do, and (b) only to the extent that the Company’s authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Company’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Lender may reasonably deem appropriate and to execute in the Company’s name such financing statements, continuation statements and motor vehicle security documents and amendments thereto which may require the Company’s signature.

12.2. [INTENTIONALLY OMITTED].

12.3. NO DUTY ON LENDER.  The powers conferred on the Lender hereunder are solely to protect its interests in the Collateral and shall not: (a) impose any duty upon it to exercise any such powers; or (b) provide any additional powers except as specifically provided herein.  The Lender shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for the Lender’s own negligence or willful misconduct.

13. REMEDIES.  During the pendency of an Event of Default, the Lender may, without notice to or demand upon the Company, declare this Agreement to be in default, and the Lender shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the Uniform Commercial Code of the State or of any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Lender may, so far as the Company can give authority therefore enter upon any premises on which the Collateral may be situated and remove the same therefrom.  The Lender may in its discretion require the Company to assemble all or any part of the Collateral at such location or locations within the jurisdictions of the Company’s principal office(s).  Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Lender shall give to the Company at least 10 business days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made.  The Company hereby acknowledges that 10 business days prior written notice of such sale or sales shall be reasonable notice.

14. STANDARDS FOR EXERCISING REMEDIES.  To the extent that applicable law imposes duties on the Lender to exercise remedies in a commercially reasonable manner, the Company acknowledges and agrees that it is not commercially unreasonable for the Lender to (a) fail to incur expenses reasonably deemed significant by the Lender to prepare Collateral for disposition, (b) fail to obtain third-party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (c) remove liens or encumbrances on or any adverse claims against Collateral, (d) advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (e)  contact other persons, whether or not in the same business as the Company, for expressions of interest in acquiring all or any portion of the Collateral, (f) hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (g) dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (h) dispose of assets in wholesale rather than retail markets, (i) disclaim disposition warranties, (j) purchase insurance or credit enhancements to insure the Lender against risks of loss, collection or disposition of Collateral or to provide to the Lender a guaranteed return from the collection or disposition of Collateral, or (k)  the extent deemed appropriate by the Lender, to obtain the services of brokers, investment lenders, consultants and other professionals to assist the Lender in the collection or disposition of any of the Collateral.  The Company acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by the Lender would not be commercially unreasonable in the Lender’s exercise of remedies against the Collateral and that other actions or omissions by the Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section.  Without limitation upon the foregoing, nothing contained in this Section shall be construed to grant any rights to the Company or to impose any duties on the Lender that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

15. NO WAIVER BY LENDER, ETC.  The Lender shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by the Lender.  No delay or omission on the part of the Lender in exercising any right shall operate as a waiver of such right or any other right.  A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion.  All rights and remedies of the Lender with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Lender deems expedient.

16. SURETYSHIP WAIVERS BY COMPANY.  The Company waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description.  With respect to both the Obligations and the Collateral, the Company assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Lender may deem advisable.  The Lender shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 11.2.  The Company further waives any and all other suretyship defenses.

17. MARSHALLING.  The Lender shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising.  To the extent that it lawfully may, the Company hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Lender’s rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Company hereby irrevocably waives the benefits of all such laws.

18. PROCEEDS OF DISPOSITIONS; EXPENSES.  The Company shall pay to the Lender on demand amounts equal to any and all reasonable expenses, including, without limitation, reasonable attorneys’ fees and disbursements, incurred or paid by the Lender in protecting, preserving or enforcing the Lender’s rights under or in respect of any of the Obligations or any of the Collateral.  After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Lender may determine proper allowance and provision being made for any Obligations not then due.  Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by the Uniform Commercial Code of the State, any excess shall be returned to the Company, and the Company shall remain liable for any deficiency in the payment of the Obligations.  The excess, if any, shall be paid to the Company or any other persons interested in the same.

19. OVERDUE AMOUNTS.  Until paid, all amounts due and payable by the Company hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest for overdue principal set forth in the Note.

20. REPLACEMENT DOCUMENTS.  Upon receipt of an affidavit of an officer of the Lender as to the loss, theft, destruction or mutilation of any note or any other security document which is not of public record and a related bond, and, in the case of any such loss, theft, destruction or mutilation, upon cancellation of such Agreement or other security document, the Company will issue, in lieu thereof, a replacement note or other security document in the same principal amount thereof and otherwise of like tenor.

21. RIGHT OF SET OFF.  The Company hereby grants to the Lender (specific to the Lender as of the date of this Agreement and not any future assignees of the Lender under this Agreement) a lien, security interest and a right of setoff as security for all liabilities and obligations to the Lender, whether now existing or hereafter arising, upon and against all deposits, credits, and property, now or hereafter in the possession, custody, safekeeping or control of, or affiliated with, the Lender or any entity under the control of the Lender, or in transit to any of them.  At any time after an Event of Default, without demand or notice, the Lender may set off the same or any part thereof and apply the same to any liability or obligation of the Company even though unmatured and regardless of the adequacy of any other collateral securing the Obligations.  ANY AND ALL RIGHTS TO REQUIRE THE LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOANS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE COMPANY, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.  The Lender shall not be required to marshal any present or future security for, or guarantees of, the obligations or to resort to any such security or guarantee in any particular order and the Company waives, to the fullest extent that it lawfully can, (a) any right it might have to require the Lender to pursue any particular remedy before proceeding against it and (b) any right to the benefit of, or to direct the application of the proceeds of any collateral until the Obligations are paid in full.

22. WAIVER OF JURY TRIAL.  The Company and the Lender mutually hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any claim based on this Agreement, arising out of, under or in connection with this Agreement or any other documents contemplated to be executed in connection herewith or any course of conduct, course of dealing, statements (whether verbal or written) or actions of any party.  This waiver constitutes a material inducement for the Lender to accept this Agreement and make the Loan.

23. MISCELLANEOUS.  The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof.  This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of the Lender and its successors and assigns.  If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.   This Agreement is a contract made under and to be construed according to the laws of the Commonwealth of Massachusetts without reference to the conflicts of laws provisions thereof.  The Company acknowledges receipt of a copy of this Agreement.

[Remainder of page left blank – signatures to follow]

IN WITNESS WHEREOF, intending to be legally bound, the Company has caused this Agreement to be duly executed as an instrument under seal as of the date first above written.

ADVANCED MICROSENSORS CORPORATION

By: /s/ David R. Smith
Name: David R. Smith
Title: Vice President

Accepted:

MASSACHUSETTS DEVELOPMENT FINANCE AGENCY

By: /s/ Laura L. Canter
Name: Laura L. Canter
Title: Executive Vice President Finance Programs

SCHEDULE A

LIST OF MANUFACTURING EQUIPMENT

PERFECTION CERTIFICATE

(U.C.C. Financing Statements)

The undersigned, Timothy Stucchi, the President of Advanced MicroSensors Corporation, a New York corporation with a place of business at 333 South Street, Shrewsbury, Massachusetts 01545 (the “Company”), hereby certifies, with reference to a certain Security Agreement dated as of October§____, 2011 (terms defined in such Security Agreement having the same meanings herein as specified therein), between the Company and Massachusetts Development Finance Agency (the “Lender”), to the Lender as follows:

1. NAME.  The exact legal name of the Company as that name appears on its Certificate of Incorporation is as follows:  Advanced MicroSensors Corporation.

2. OTHER IDENTIFYING FACTORS.

(a) The following is the mailing address of the Company:

Address	County	State

333 South Street Shrewsbury, Massachusetts 01545	Worcester	MA

(b) If different from its mailing address, the Company’s place of business or, if more than one, its chief executive office is located at the following address:

Address	County	State

(c) The following is the type of organization of the Company:

Corporation

(d) The following is the jurisdiction of the Company’s organization:

New York

(e) The following is the Company’s state issued organizational identification number [state “None” if the state does not issue such a number]:  NONE

3. OTHER NAMES, ETC.

(a) The following is a list of all other names (including trade names or similar appellations) used by the Company, or any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise now or at any time during the past five years:

AMS Acquisition, Inc. Acquiror of assets from Advanced Microsensors, Inc., a Delaware corporation

(b) The following is the information required in Section 2 for any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction or organization or otherwise, now or at any time during the past five years:

4. OTHER CURRENT LOCATIONS.

(a) The following are all other locations in the United States of America where any of the Collateral is located:

Address	County	State

333 South Street Shrewsbury, Massachusetts 01545	Worcester	MA

NONE

5. PRIOR LOCATIONS.

(a) Set forth below is the information required by Section 4(a) or Section 4(b) with respect to each location or place of business previously maintained by the Company at any time during the past five years in a state in which the Company has previously maintained a location or place of business at any time during the past four months:

Address	County	State

NONE

(b) Set forth below is the information required by Section 4(c) or Section 4(D) with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months:

Address	County	State

N/A

6. FIXTURES.  Set forth below is the information required by the U.C.C. of each state in which any of the Collateral consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded:

NONE

7. UNUSUAL TRANSACTIONS.  All of the Collateral has been originated by the Company in the ordinary course of the Company’s business or consists of goods which have been acquired by the Company in the ordinary course from a person in the business of selling goods of that kind.

IN WITNESS WHEREOF, the undersigned has signed this Certificate as of October 13, 2011.

ADVANCED MICROSENSORS CORPORATION

By: /s/ Timothy Stucchi
Name: Timothy Stucchi
Title: President